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                                                                   EXHIBIT 10.29



                              TRANSACTION GUARANTY


         The undersigned BUDGET GROUP, INC., a Delaware corporation, whose principal place of business is located at 4225 Naperville Road, Lisle, Illinois 60532 (the "Undersigned") in order to induce KEYBANK NATIONAL ASSOCIATION, a national banking association having an office at 127 Public Square, Cleveland, Ohio 44114 (herein called the "Bank"), to make loans in the total principal amount of THREE MILLION FIVE HUNDRED TWENTY-FOUR THOUSAND SIX HUNDRED TWENTY-FOUR AND 48/100 DOLLARS ($3,524,624.48) to the Borrowers, whose names, addresses and the date are listed on Exhibit A attached hereto and incorporated herein (herein individually called a "Debtor" and collectively the "Debtors"), to be evidenced by the Debtors' individual Promissory Notes, each dated as set forth on Exhibit A, payable to the order of the Bank (herein collectively called the ("Notes"), and in consideration of other good and valuable consideration, including without limitation, in consideration of the Undersigned's desire to retain the Debtors as directors, officers, and/or employees of the Undersigned or one of its subsidiary companies, the receipt and sufficiency of which is hereby acknowledged, hereby unconditionally and absolutely guarantees the punctual and full payment when due, by acceleration or otherwise, of the unpaid principal and interest on the Notes. The Undersigned expressly acknowledges that default on any one Note shall be considered default with respect to each and every Note if the Undersigned shall fail to pay all principal and interest due on such defaulted Note within ten
(10) days of notice to the Undersigned by the Bank. The Undersigned acknowledges that this Guaranty shall apply with respect to the total unpaid principal and interest under all of the Notes.

         The Undersigned hereby agrees that:


         1. The Notes may be renewed, replaced with new Notes, rearranged or the maturity thereof extended, from time to time and at any rate of interest, without notice to, without the consent of and without affecting the liability of the Undersigned.


         2. It shall not be necessary for the Bank to resort to or to exhaust its remedies against the Debtors or against any other party liable on the Notes or to resort to or marshal any property held as security therefor or pertaining thereto before calling upon the Undersigned for payment of the Notes.


         3. Any property now or hereafter held as security for or pertaining to the Notes may be sold, exchanged, surrendered or otherwise dealt with by the Bank without notice to and without affecting the liability of the Undersigned. The Undersigned shall not have any rights or claims against the Bank by reason of any action the Bank may take or fail to take in connection with perfecting its security interest in property held as collateral for the Notes or enforcing its security interest in such property.


         4. Default by the Undersigned in the payment of any indebtedness due hereunder or under any other loan agreements with third-party financial institutions shall cause this Guaranty to be due.



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         5.       Until the Notes shall have been paid in full, the
Undersigned:


         (a) will maintain standard systems of accounting, established and administered in accordance with generally accepted accounting principles ("GAAP") consistently followed throughout the periods involved, and will set aside on its respective books for each fiscal quarter the proper amounts or accruals for depreciation, obsolescence, amortization, bad debts, current and deferred taxes, prepaid expenses, and for other purposes as shall be required by GAAP. The Undersigned will further deliver to the Bank:

         (i) As soon as practicable after the end of each fiscal quarter in each fiscal year, except the last, and in any event within forty-five (45) days thereafter, a balance sheet of the Undersigned as of the end of such quarter, and statements of income, changes in financial position, and shareholders' equity of the Undersigned for such quarter, certified as complete and correct by the principal financial officer of the Undersigned, subject to changes resulting from year-end adjustments;

         (ii) As soon as practical after the end of each fiscal quarter, a written statement that the Undersigned is in full compliance with all provisions of any outstanding loan agreements, including but not limited to the fact that it is not in default thereunder, certified as complete and correct by the principal financial officer of the Undersigned;

         (iii) As soon as practicable after the end of each fiscal year, and in any event within one hundred twenty (120) days thereafter, a balance sheet of the Undersigned as of the end of such year, and statements of income, changes in financial position, and shareholders' equity of the Undersigned for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by an audit report of independent certified public accountants of recognized standing, selected by the Undersigned, which report shall be prepared in accordance with generally accepted auditing standards; and

         (iv) With reasonable promptness, such other data and information as from time to time may be reasonably requested by the Bank.

         (b) shall make available for inspection to duly authorized representatives of the Bank any of the Undersigned's books, records, and properties when requested so to do, and shall furnish the Bank any such reasonably requested information regarding its business affairs and financial condition within a reasonable time after written request therefor.

         (c) will cause to be done all things necessary to preserve and keep in full force and effect its existence and rights, to conduct its business in a prudent manner, to maintain in full force and effect, and renew from time to time, its franchises, permits, licenses, patents, and trademarks that are necessary to operate its respective businesses. The Undersigned will comply in all material



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respects with all valid laws and regulations now in effect or hereafter promulgated by any properly constituted governmental authority having jurisdiction; provided, however, the Undersigned shall not be required to comply with any law or regulation which it is contesting in good faith by appropriate proceedings as long as either the effect of such law or regulation is stayed pending the resolution of such proceedings or the effect of not complying with such law or regulation is not to jeopardize any franchise, license, permit patent, or trademark necessary to conduct its business.

         (d) will promptly notify the Bank in writing of (i) any future event which, if it had existed on the date of this Agreement, would have required qualification of the representations and warranties set forth in this
Section 5 and (ii) any material adverse change in the condition, business, or prospects, financial or otherwise, of the Undersigned.

         6. All settlements, compromises, compositions, accounts stated and agreed balances with regard to the Notes made in good faith between the Bank and the Debtors shall be binding upon the Undersigned.

         7. The Bank, without notice to, without the consent of and without affecting the liability of the Undersigned, may modify, waive, supplement or otherwise change any of the terms, conditions, provisions or restrictions contained in the Notes or in any agreement or other instrument evidencing, securing or pertaining to the Notes.

         8. This Guaranty is unconditional and absolute and the Undersigned waives notice of the acceptance hereof, waives all notices to which the Undersigned might otherwise be entitled by law, waives all defenses, legal or equitable, otherwise available to the Undersigned and waives presentment, demand for payment, notice of dishonor, protest and notice of protest and non-payment and, except as otherwise provided herein, all other demands and notices in connection with delivery, acceptance, performance, default or enforcement relative to the Notes. Any request, demand, or notice by or on behalf of the Bank, when delivered or deposited for delivery, postage prepaid, by certified United States mail to the Undersigned at the Undersigned's address set forth above shall constitute, but shall not preclude other means of, an effective request, demand, or notice. Any request, demand, or notice by or on behalf of the Undersigned must be in writing and shall not be effective until delivered to the Bank at the Bank's address set forth above. If any term or provision of this Guaranty shall be held to be invalid, illegal or unenforceable, the remaining provisions hereof shall remain in full force and effect.

         9. The payment obligations of the Undersigned under this Guaranty shall be absolute, unconditional and irrevocable and shall be satisfied strictly in accordance with the terms of this Guaranty, under all circumstances whatsoever, including, without limitation, the existence of any claim, setoff, defense or right which the Undersigned or the Debtors, or any one of them, may have at any time against the Bank or any other person or entity, whether in connection with this Guaranty, the Notes or the transactions contemplated hereby or any unrelated transaction.

         10. The Notes shall continue to be effective, or be reinstated, if any amount paid by or



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on behalf of the Debtors to the Bank with regard to such Notes is rescinded, restored, or returned in connection with the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Debtor, or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Debtors or any part of their respective property, or otherwise, all as though such payment had not been made.


         11. Until all principal and interest due under the Notes shall have been paid to the Bank, the Undersigned hereby waives all rights it may have at law or in equity, including, without limitation, rights under any law subrogating the Undersigned to the rights of the Bank, including, without limitation, rights under any law subrogating the Undersigned to the rights of the Bank, to seek contribution, indemnification, or any other form of reimbursement from any Debtor, any other guarantor or any other person or entity now or hereafter primarily or secondarily liable for any obligations of Debtors to the Bank, for any payment or disbursement made by the Undersigned under or in connection with this Guaranty or otherwise.

         12. The Undersigned agrees to promptly reimburse the Bank for all costs and expenses, including attorneys' fees, incurred by the Bank in connection with any collection proceedings as a result of nonpayment of the Notes, as and when due and payable. The Undersigned further agrees that an aggregate fee of Ten Thousand Dollars ($10,000.00) shall be paid by the Undersigned upon execution of the Notes and this Guaranty.

         13. This Guaranty shall be construed in accordance with the laws of the State of Ohio and shall inure to the benefit of the Bank, its successors and assigns, and to any other holder who derives title to or an interest in this Guaranty or the Notes.

         14. In the event any Debtor ceases to be a director, officer or employee of the Undersigned or one of its subsidiary companies ("Departing Debtor"), then the Undersigned shall give written notice of such fact to the Bank. In addition, the Undersigned shall give written notice to such Departing Debtor that such Departing Debtor shall have 30 days within which to pay the principal and interest owed under such Departing Debtor's Promissory Note. Upon payment in full of such Departing Debtor's Promissory Note, that portion of the guaranteed debt represented by such Departing Debtor's Promissory Note shall be released from this Guaranty. Such release shall not affect the liability of the Undersigned with respect to the remaining Notes under the provisions of this Guaranty.

         The Undersigned, to the extent permitted by law, waives any right to have a jury participate in resolving any dispute, whether sounding in contract, tort, or otherwise, between the Bank and the Undersigned arising out of, in connection with, related to, or incidental to the relationship established between the Undersigned and the Bank in connection with this Guaranty or any other agreement, instrument or document executed or delivered in connection therewith or the transactions related thereto.



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         This Guaranty shall be binding upon the successors and assigns of the
Undersigned. Executed at Lisle, Illinois, on the 15th day of December, 1998.

                                     BUDGET GROUP, INC., a Delaware corporation



                                     By:   /s/ Robert L. Aprati
                                        ---------------------------------------
                                               Robert L. Aprati
                                     Its: Executive Vice President

STATE OF ILLINOIS    )
                     )SS:
COUNTY OF DU PAGE    )

         BE IT REMEMBERED, that on this 15th day of December, 1998, before me, a Notary Public in and for said State, personally came Robert L. Aprati, the Executive Vice President of BUDGET GROUP, INC., and acknowledged that he signed the foregoing instrument on behalf of said corporation and that the signing thereof is the voluntary act and deed of said corporation.

         IN TESTIMONY WHEREOF, I have hereunder subscribed my name and affixed my notarial seal, on the day and year last aforesaid.


                                              /s/ Gerri S. Copper
                                             ---------------------------
                                                    NOTARY PUBLIC


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                                   EXHIBIT A


                                                                                                                    DATE NOTE
                                                                                                                    ---------
NAME                               STREET ADDRESS                     CITY, STATE, ZIP            LOAN              EXECUTED
----                               --------------                     ----------------            -----             ---------
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT APRATI               14600 Crystal Tree Drive             Orland Park, IL 60462         249,968.69           12/15/98
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MICHAEL CLAUER              1060 Crabapple Lane                  St. Charles, IL 60174         199,972.34           12/15/98
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JEFFREY CONGDON             8835 Sargent Road                    Indianapolis, IN 46256        499,937.34           1/7/99
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JAMES DREESEN               909 Twelve Oaks                      Carmel, IN 46032              124,990.83           12/19/98
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JEFFREY HENDRICKSON         1982 Merwins Lane                    Fairfield, CT 06430           249,968.67           1/4/99
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R. JEFFREY HENNING          5761 Woodwind Drive                  Bloomfield Hills, MI 48301    124,990.83           12/17/98
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MICHAEL KATZIN              3708 Magenta Lane #3                 Indianapolis, IN 46214        124,990.83           12/15/98
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WILLIAM LANIER              15 Lloyd Harbor Road                 Lloyd Neck, NY 11743          124,990.83           12/19/98
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ANA LEHMAN                  1450 N. Astor Street #6A             Chicago, IL 60610             124,990.83           12/29/98
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SANFORD MILLER              28 Broadriver Road                   Ormond Beach, FL 32174        499,937.34           12/14/98
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MARY MURCOTT                17331 Club Hill Drive                Dallas, TX 75248              124,990.83           12/19/98
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VICKI PYNE                  142 Hawkins Circle                   Wheaton, IL 60187             124,990.83           12/15/98
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RANDALL SMALLEY             8751 E. Sanna Street                 Paradise Valley, AZ 85253     124,990.83           12/23/98
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ROBERT SMALLEY, JR.         12094 E. Gold Dust Avenue            Scottsdale, AZ 85259          124,990.83           12/24/98
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MARK SOTIR                  1216 Harmony Court #1134             Naperville, IL 60563          124,990.83           12/23/98
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SCOTT WHITE                 413 West 9th Street                  Hinsdale, IL 60521            199,972.34           12/21/98
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JEAN-CLAUDE GHIOTTI         Hillsdale, Garrards Cross            Buckinghamshire UK SL97PL     249,968.67           12/14/98
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SANDRA HUGHES               3924 Broadmoor Circle                Naperville, IL 60564          124,990.83           12/18/98
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

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